SUPPLEMENT DATED NOVEMBER 22, 2004
                                               TO PROSPECTUSES DATED MAY 3, 2004

Capital Appreciation Portfolio
High Yield Bond Trust
Managed Assets Trust
Money Market Portfolio
The Travelers Series Trust:
         Convertible Securities Portfolio
         Disciplined Mid Cap Stock Portfolio
         Equity Income Portfolio
         Federated Stock Portfolio
         Federated High Yield Portfolio
         Large Cap Portfolio
         Lazard International Stock Portfolio
         Merrill Lynch Large Cap Core Portfolio
         MFS Emerging Growth Portfolio
         MFS Mid Cap Growth Portfolio
         MFS Value Portfolio Pioneer Fund Portfolio
         Social Awareness Stock Portfolio
         Travelers Quality Bond Portfolio
         U.S. Government Securities Portfolio
         Zero Coupon Bond Fund Portfolio (Series 2005)

The following information replaces in its entirety the information under the "Recent Developments" heading in the "Transfer Agent and Fund Administration" section for each of the above referenced prospectuses, and any supplements thereto. Please retain this supplement and keep it with your prospectus for future reference.

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the board of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the CAM-managed funds the one-time payment received by the subcontractor when it was made.

The SEC Staff has indicated that it is also considering action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's operation of and compensation for the transfer agent business and CAM's retention of, and agreements with, the unaffiliated sub-transfer agent.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

Travelers Life & Annuity ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.




November 2004                                               L-24444